UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2006

HOOKER FURNITURE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of incorporation or organization)

000-25349	54-0251350
(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112
(Address of principal executive offices)	(Zip Code)

(276) 632-0459

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 14, 2006, Hooker Furniture Corporation issued a press release announcing a revision to its results of operations for its 2005 fourth quarter and the fiscal year ended November 30, 2005. A copy of Hooker Furniture’s press release is furnished with this report as Exhibit 99.1.

ITEM 7.01. REGULATION FD DISCLOSURE.

Hooker Furniture Corporation has been informed that on January 31, 2006, J. Clyde Hooker, Jr., the retired Chairman and Chief Executive Officer of the company, entered into a prearranged trading plan with BB&T Capital Markets. The plan provides for the sale of up to 500,000 shares of the company’s common stock held by certain Hooker family trusts. Future sales under the plan will not exceed volume limits established by Rule 144 under the Securities Act of 1933. The trading plan is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934 and will expire on April 30, 2007, unless terminated earlier. The purpose of the trading plan is to diversify the family’s trust assets in an orderly manner.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit	Description

99.1	Press Release dated February 14, 2006

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. Gary Armbrister
R. Gary Armbrister
Chief Accounting Officer

Date: February 14, 2006

3

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 14, 2006